OAKWOOD MORTGAGE INVESTORS, INC. 2000-A                                                                      REPORT DATE:    7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                         POOL REPORT #   4
REMITTANCE REPORT                                                                                            Page 1 of 6
REPORTING MONTH:                       Jun-00


                                      Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------------------
Beginning                                                                                 Ending         Scheduled
Principal           Scheduled      Prepaid           Liquidated       Contracts          Principal        Gross         Servicing
Balance             Principal      Principal         Principal        Repurchased        Balance         Interest          Fee
----------------------------------------------------------------------------------------------------------------------------------
320,037,228.91    (300,007.08)    (1,605,260.73)      (43,219.95)         0.00        318,088,741.15   2,683,107.80     266,697.69
==================================================================================================================================

    Scheduled                                   Amount
    Pass Thru     Liquidation    Reserve     Available for     Limited        Total
     Interest       Proceeds    Fund Draw     Distribution    Guarantee    Distribution
---------------------------------------------------------------------------------------
   2,416,410.11     22,758.77       0.00     4,611,134.38        0.00      4,611,134.38
=======================================================================================

                                               Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
        Beginning                          Deposits                                            Investment             Ending
         Balance               Principal            Interest           Distributions            Interest              Balance
---------------------------------------------------------------------------------------------------------------------------------

      2,651,141.15           1,933,524.78          2,550,793.16        (5,601,355.32)           8,182.43          1,542,286.20
=================================================================================================================================

                        P&I Advances at Distribution Date
-----------------------------------------------------------------------------
      Beginning             Recovered          Current            Ending
       Balance              Advances           Advances           Balance
-----------------------------------------------------------------------------

    1,333,740.90         -1,292,173.46      1,303,052.55       1,344,619.99
=============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-A               REPORT DATE:  7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT # 4
REMITTANCE REPORT                                     Page 2 of 6
REPORTING MONTH:  June-00

Class B Crossover Test                                                                    Test Met?
------------------------------------------------------------------------               ---------------

(a) Remittance date on or after October 2004                                                 N


(b) Average 60 day Delinquency rate <=              5.5%                                     Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Oct. 2004 - Mar. 2006               7%                                       N
                April 2006 - Mar. 2007              8%                                       N
                April 2007 - Sept. 2008             9.5%                                     N
                Oct. 2008 and After                 10.5%                                    N


(e) Current realized loss ratio <=                  3.00%                                    Y

(f) Does subordinated cert. percentage equal or
     exceed                                         41.618%
     of stated scheduled pool balance

                Beginning M balances                      32,844,000.00

                Beginning B balances                      32,023,000.00

                Overcollateralization                     11,495,849.57
                                                    --------------------
                                                          76,362,849.57
                Divided by beginning pool
                balance                                  320,037,228.91
                                                    --------------------
                                                                23.861%                      N
                                                    ====================

 Average 60 day delinquency ratio:


                             Over 60s           Pool Balance              %
                        ------------------------------------------------------------

 Current Mo                   4,112,142.61         318,088,741.15       1.29%
 1st Preceding Mo             2,207,090.39         320,037,228.91       0.69%
 2nd Preceding Mo               979,221.82         322,919,398.73       0.30%
                                                       Divided by         3
                                                                  ------------------
                                                                        0.76%
                                                                  ==================












 Cumulative loss ratio:

                         Cumulative losses              20,461.18
                                           -----------------------
 Divided by Initial Certificate Principal          328,440,849.57      0.006%
                                                                  ==================




 Current realized loss ratio:

                        Liquidation                 Pool
                              Losses              Balance
                        ------------------------------------------
 Current Mo                      20,461.18         320,037,228.91
 1st Preceding Mo                     0.00         322,919,398.73
 2nd Preceding Mo                     0.00         325,360,029.94
                        ------------------------------------------
                                 20,461.18         322,772,219.19
                                                                       0.025%
                                                                  ==================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-A                  REPORT DATE:   7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                     POOL REPORT #  4
REMITTANCE REPORT                                        Page 3 of 6
REPORTING MONTH:  Jun-00


                                                                               Delinquency Analysis

                                                    31 to 59 days                   60 to 89 days                90 days and Over
                No. of     Principal                           Principal                  Principal                     Principal
                Loans      Balance                 #           Balance           #        Balance              #        Balance
                --------------------------------------------------------------------------------------------------------------------

Excluding Repos      6,380       316,943,552.86       140      5,037,195.41       71       2,771,700.58       26       1,340,442.03

          Repos         31         1,145,188.29         1         68,762.53       10         378,452.59       20         697,973.17
                --------------------------------------------------------------------------------------------------------------------

          Total      6,411       318,088,741.15       141      5,105,957.94       81       3,150,153.17       46       2,038,415.20
                ====================================================================================================================

                                    Delinquency Analysis                                             Repossession Analysis
                                                           Active Repos                           Reversal       Current Month
                         Total Delinq.                     Outstanding                          (Redemption)        Repos
                                  Principal                      Principal                       Principal             Principal
                      #           Balance               #        Balance             #            Balance      #       Balance
               ---------------------------------------------------------------------------------------------------------------------

Excluding Repos        237          9,149,338.02       31        1,145,188.29        0             0.00      14         508,008.33

          Repos         31          1,145,188.29
               ----------------------------------

          Total        268         10,294,526.31
               ==================================


                       Cumulative Repos
                            Principal
                     #      Balance
               ---------------------------------

Excluding Repos   32        1,179,290.07

          Repos


          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2000-A                   REPORT DATE:  7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                      POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH: Jun-00                                   Page 4 of 6

REPOSSESSION LIQUIDATION REPORT


                                                       Liquidated
     Account                     Customer              Principal          Sales           Insur.          Total         Repossession
     Number                        Name                 Balance          Proceeds        Refunds         Proceeds         Expenses
------------------------------------------------------------------------------------------------------------------------------------
          2134971 JAIME A HARRIS                      33,549.72        31,400.00         510.40        31,910.40         6,617.00
          2133189 WINONA B BRANSON                     9,670.23             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                           0.00             0.00           0.00             0.00             0.00
                                                                                                            0.00
                                                ------------------------------------------------------------------------------------
                                                      43,219.95        31,400.00         510.40        31,910.40         6,617.00
                                                ====================================================================================


                                                          Liquidated
       Liquidation         Unrecov.          FHA Insurance         Pass Thru           Period Net         Cumulative
        Proceeds           Advances            Coverage            Proceeds           Gain/(Loss)      Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------
       25,293.40            1,557.63                0.00           23,735.77            (9,813.95)
            0.00              977.00                0.00             (977.00)          (10,647.23)
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                0.00                0.00                0.00                 0.00
            0.00                                                        0.00                 0.00
-------------------------------------------------------------------------------------------------
       25,293.40            2,534.63                0.00           22,758.77           (20,461.18)       (20,461.18)
 ===================================================================================================================


                  *Loan 2133189  is a charge off

OAKWOOD MORTGAGE INVESTORS, INC. 2000-A                    REPORT DATE:  7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                       POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:  Jun-00                                   Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL

                                                                       Beginning              Beginning
Senior                                      Original Certificate      Certificate        Principal Shortfall   Current Principal
Certificates                                      Balance               Balance              Carry-Over               Due
------------------------------------------------------------------------------------------------------------------------------------
A-1                                                65,000,000.00          55,201,139.71                  0.00         1,948,487.76

A-2                                                23,000,000.00          23,000,000.00                  0.00                 0.00

A-3                                                14,000,000.00          14,000,000.00                  0.00                 0.00

A-4                                                25,000,000.00          25,000,000.00                  0.00                 0.00

A-5                                               125,078,000.00         125,078,000.00                  0.00                 0.00

                                            ----------------------------------------------------------------------------------------
Total Certificate Principal Bal.                  252,078,000.00         242,279,139.71                  0.00         1,948,487.76
                                            ========================================================================================

                                                                                       Accelerated
                                                               Ending Principal        Principal               Ending
Senior                                        Current          Shortfall Carry-       Distribution          Certificate
Certificates                               Principal Paid            Over                Amount               Balance
------------------------------------------------------------------------------------------------------------------------------
A-1                                             1,948,487.76                 0.00           246,544.78          53,006,107.17

A-2                                                     0.00                 0.00                 0.00          23,000,000.00

A-3                                                     0.00                 0.00                 0.00          14,000,000.00

A-4                                                     0.00                 0.00                 0.00          25,000,000.00

A-5                                                     0.00                 0.00                 0.00         125,078,000.00

                                         -------------------------------------------------------------------------------------
Total Certificate Principal Bal.                1,948,487.76                 0.00           246,544.78         240,084,107.17
                                         =====================================================================================


                                                            Principal Paid
Senior                                                        Per $1,000
Certificates                            Pool Factor          Denomination
---------------------------------------

A-1                                       81.54786%          33.76973

A-2                                      100.00000%           0.00000

A-3                                      100.00000%           0.00000

A-4                                      100.00000%           0.00000

A-5                                      100.00000%           0.00000


Total Certificate Principal Bal.

                                                                      Beginning             Beginning
Subordinate                                      Original Certificate Certificate           Principal Shortfall   Current Principal
Certificates                                     Balance              Balance               Carry-Over            Due
                                                 -----------------------------------------------------------------------------------
M-1                                                 20,527,000.00         20,527,000.00           0.00                 0.00
M-1 Outstanding Writedown                                                          0.00

M-2                                                 12,317,000.00         12,317,000.00           0.00                 0.00
M-2 Outstanding Writedown                                                          0.00

B-1                                                 13,138,000.00         13,138,000.00           0.00                 0.00
B-1 Outstanding Writedown                                                          0.00

B-2                                                 18,885,000.00         18,885,000.00           0.00                 0.00
B-2 Outstanding Writedown                                                          0.00

Excess Asset Principal Balance                      11,495,849.57         12,891,089.20
                                                 -----------------------------------------------------------------------------------

Total Excluding Writedown Balances                  76,362,849.57         77,758,089.20           0.00                 0.00
                                                 ===================================================================================

All Certificates Excluding Writedown Balances      328,440,849.57        320,037,228.91           0.00         1,948,487.76
                                                 ===================================================================================

                                                                                                                   Accelerated
                                                                         Ending Principal     Current              Principal
Subordinate                                         Current              Shortfall Carry-     Writedown/           Distribution
Certificates                                        Principal Paid       Over                 (Writeup)            Amount
                                                 -----------------------------------------------------------------------------------
M-1                                                      0.00                 0.00                 0.00
M-1 Outstanding Writedown                                                                          0.00

M-2                                                      0.00                 0.00                 0.00
M-2 Outstanding Writedown                                                                          0.00

B-1                                                      0.00                 0.00                 0.00
B-1 Outstanding Writedown                                                                          0.00

B-2                                                      0.00                 0.00                 0.00
B-2 Outstanding Writedown                                                                          0.00

Excess Asset Principal Balance                                                                                     (246,544.78)
                                                 -----------------------------------------------------------------------------------

Total Excluding Writedown Balances                       0.00                 0.00                 0.00            (246,544.78)
                                                 ===================================================================================

All Certificates Excluding Writedown Balances    1,948,487.76                 0.00                 0.00                   0.00
                                                 ===================================================================================

                                                       Ending                                Principal Paid
Subordinate                                            Certificate                             Per $1,000
Certificates                                           Balance              Pool Factor       Denomination
                                                 -------------------------
M-1                                                      20,527,000.00        100.00000%            0.00000
M-1 Outstanding Writedown                                         0.00

M-2                                                      12,317,000.00        100.00000%            0.00000
M-2 Outstanding Writedown                                         0.00

B-1                                                      13,138,000.00        100.00000%            0.00000
B-1 Outstanding Writedown                                         0.00

B-2                                                      18,885,000.00        100.00000%            0.00000
B-2 Outstanding Writedown                                         0.00

Excess Asset Principal Balance                           13,137,633.98
                                                 -----------------------------------------------------------

Total Excluding Writedown Balances                       78,004,633.98
                                                 ======================

All Certificates Excluding Writedown Balances           318,088,741.15
                                                 ======================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-A                   REPORT DATE: 7/10/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                      POOL REPORT # 4
REMITTANCE REPORT
REPORTING MO. MONTH Jun-00                                Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                      Current
                          Pass         Beginning Carry-                             Carry-Over                            Ending
Senior                   Through        Over Priority        Current Priority    Priority Interest                      Carry-Over
Certificates              Rate         Interest Balance      Interest Accrual         Accrual              Paid           Balance
                      --------------------------------------------------------------------------------------------------------------

A-1                         6.8013%           0.00            312,863.96              0.00           312,863.96             0.00

A-2                         7.7650%           0.00            148,829.17              0.00           148,829.17             0.00

A-3                         7.9450%           0.00             92,691.67              0.00            92,691.67             0.00

A-4                         8.1500%           0.00            169,791.67              0.00           169,791.67             0.00

A-5                         8.1600%           0.00            850,530.40              0.00           850,530.40             0.00
                                    ---------------------------------------------------------------------------------------------

Total                                         0.00          1,574,706.87              0.00         1,574,706.87             0.00
                                    =============================================================================================

                                   Interest
                                   Paid Per
Senior                               1000               Total Class
Certificates                     Denomination          Distribution
                      ---------------------------------------------------

A-1                                4.81329          2,507,896.50

A-2                                6.47083            148,829.17

A-3                                6.62083             92,691.67

A-4                                6.79167            169,791.67

A-5                                6.80000            850,530.40
                                           ----------------------

Total                                               3,769,739.41
                                           ======================

                                                                                Current                                Ending
                          Pass      Beginning Carry-                          Carry-Over                             Carry-Over
Subordinate              Through     Over Priority     Current Priority    Priority Interest  Priority Interest   Priority Interest
Certificates              Rate      Interest Balance   Interest Accured         Accured              Paid              Balance
                      --------------------------------------------------------------------------------------------------------------

M-1                     8.3000%                0.00         141,978.42              0.00           141,978.42                0.00


M-2                     8.2500%                0.00          84,679.38              0.00            84,679.38                0.00


B-1                     8.2500%                0.00          90,323.75              0.00            90,323.75                0.00

B-2                     8.0000%                0.00         125,900.00              0.00           125,900.00                0.00

X                                      1,395,239.63         398,821.69              0.00           131,815.73        1,662,245.59

R                                              0.00               0.00              0.00                 0.00                0.00

Service Fee             1.0000%                0.00         266,697.69              0.00           266,697.69                0.00
                                ----------------------------------------------------------------------------------------------------

Total                                  1,395,239.63       1,108,400.93              0.00           841,394.97        1,662,245.59
                                ====================================================================================================

 All Certificates                      1,395,239.63       2,683,107.80              0.00         2,416,101.84        1,662,245.59
                                ====================================================================================================

                      Beginning                           Current                             Ending           Interest
                     Carry-Over          Current        Carry-Over                          Carry-Over         Paid Per
Subordinate           Writedown         Writedown        Writedown          Writedown       Writedown            1000
Certificates        Int. Balance      Int. Accrued     Int. Accrued       Interest Paid    Int. Balance      Denomination
                    ------------------------------------------------------------------------------------------------------

M-1                     0.00              0.00             0.00                0.00            0.00             6.91667


M-2                     0.00              0.00             0.00                0.00            0.00             6.87500


B-1                     0.00              0.00             0.00                0.00            0.00             6.87500

B-2                     0.00              0.00             0.00                0.00            0.00             6.66667

X

R

Service Fee
                    --------------------------------------------------------------------------------

Total                   0.00              0.00             0.00                0.00            0.00
                    ================================================================================

 All Certificates       0.00              0.00             0.00                0.00            0.00
                    ================================================================================




Subordinate                                             Total Class
Certificates                                           Distribution
                                             -------------------------

M-1                                                    141,978.42


M-2                                                     84,679.38


B-1                                                     90,323.75

B-2                                                    125,900.00

X                                                      131,815.73

R                                                            0.00

Service Fee                                            266,697.69
                                              --------------------

Total                                                  841,394.97
                                              ====================

 All Certificates                                    4,611,134.38
                                              ====================


    Cumulative X Interest Shortfall                  1,662,245.59
    Cumulative Accelerated Prin. Disb.              (1,641,784.41)
                                              --------------------
                                                        20,461.18
                                              ====================


